EXHIBIT 10.2


                        AMENDMENT NO. 1 TO
                   THE ATMOS ENERGY CORPORATION
                   RESTRICTED STOCK GRANT PLAN
                (Restated as of November 9, 1994)

     WHEREAS, effective October 1, 1987, ATMOS ENERGY CORPORATION
(the "Company")  adopted THE ATMOS ENERGY  CORPORATION RESTRICTED
STOCK GRANT PLAN, as amended and restated as of  November 9, 1994
(the "Plan"); and

     WHEREAS, on November 9, 1994, the Company restated the Plan in its entirety; and

     WHEREAS, pursuant to Section XI of the Plan, the Company desires to amend the Plan as hereinafter set forth;

     NOW, THEREFORE, the Plan shall be, and hereby is, amended, effective as of the date this Amendment is executed, in the following respects:

     Section VIII of the Plan shall be, and hereby is, amended and revised to read in its entirety as follows:

     "If shares of Restricted Stock are forfeited according to the terms of this Plan, the number of shares forfeited may be added back to the number of shares available for issuance under the Plan. Any shares of Restricted Stock that are forfeited according to the terms of this Plan shall be held by the Company as treasury shares and shall be available for reissuance under this Plan."

     IN WITNESS WHEREOF, the  Company has executed this Amendment
No. 1 to The Atmos Energy Corporation Restricted Stock Grant Plan this 8th day of November, 1995 to be effective as of this date.

                                   ATMOS ENERGY CORPORATION

                                   By:  /s/ Robert F. Stephens
                                      ---------------------------
                                            Robert F. Stephens
                                      President and Chief
                                      Operating Officer